4. Cash and Cash Equivalents	3 Months Ended
Jun. 30, 2011
Cash and Cash Equivalents Disclosure [Text Block]
4.             Cash and Cash Equivalents

The following is a summary as of June 30 and March 31, 2011 (in thousands):

	June 30,	March 31,
	2011	2011

Cash	$100	$100
Money markets funds	23,772	25,679
	$23,872	$25,779

The accounting standard for fair value establishes a framework for measuring fair value and requires disclosures about fair value measurements by establishing a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and lowest priority to unobservable inputs (Level 3 measurements).  The three levels of the fair value hierarchy are described below:

Level I	—	Observable inputs such as quoted prices in active markets;
Level II	—	Inputs other than the quoted prices in active markets that are observable either directly or indirectly; and
Level III	—
Unobservable inputs in which there is little or no market data, which requires the Company to develop its own assumptions. This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. On a recurring basis, the Company measures its investments and marketable securities at fair value.

As of June 30, 2011and March 31, 2011, the Company had investments in money market funds of $23.8 million and $25.7 million, respectively, in cash equivalents classified as Level I of the fair market hierarchy and no Level II or Level III investments.